UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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The Cushing MLP Total Return Fund

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THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
8117 Preston Road, Suite 440
Dallas, Texas 75225

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 12, 2011

Notice is hereby given to the shareholders of The Cushing MLP Total Return Fund (the "Fund") that the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") will be held at 8117 Preston Road, Suite 440, Dallas, Texas 75225 on May 12, 2011 at 9:00 A.M. (Central time).  The Annual Meeting is being held for the following purposes:

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

       1.       To re-elect a Class I Trustee, to hold office for a three-year term expiring at the 2014 Annual Meeting or until his successor is elected and duly qualified;

       2.        To approve an amendment to the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") that would restrict any person from purchasing or acquiring, without the prior approval of the Fund's Board of Trustees, any direct or indirect interest in the Fund's common shares, if such an acquisition would either: (1) cause a person to become a holder of more than 4.99% of the common shares of the Fund, or (2) increase the percentage of the Fund's shares owned by any such holder; and

       3.       To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE TRUSTEE NOMINEE AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE FUND'S DECLARATION OF TRUST.

       The Board has fixed the close of business on April    , 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board

/s/ Daniel L. Spears

Daniel L. Spears,
Secretary of the Fund

Dallas, Texas
April    , 2011

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY.  REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY  MAIL.  IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED.  MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY.  YOUR VOTE IS EXTREMELY IMPORTANT.  NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 12, 2011

       This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting").  Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC").  If there is anything you don't understand, please contact us at our toll-free number 1-800-662-7232.

       This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The Cushing MLP Total Return Fund (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on May 12, 2011, and any adjournment or postponement thereof (the "Annual Meeting").  The Annual Meeting will be held at 8117 Preston Road, Suite 440, Dallas, Texas 75225 on May 12, 2011 at 9:00 A.M. (Central time).  If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-800-662-7232.  This Proxy Statement and the enclosed proxy card(s) ("proxy") are first being sent to the Fund's shareholders on or about April      , 2011.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange ("NYSE"), which requires the Fund to hold an annual meeting of shareholders.

•	What matters will be voted on?

       Shareholders of the Fund are being asked to re-elect a trustee to the Board (the "Election of the Trustee") and to approve an amendment to the Fund's Declaration of Trust (the "Proposed Amendment" and together with the Election of the Trustee, the "Items of Business").

•	Will my vote make a difference?

       Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for my vote?

       The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 12, 2011, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.  The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April     , 2011.

•	How many votes are required to approve the Election of the Trustee?

       The affirmative vote of a plurality of the shares present in person or by proxy for the Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustee.

•	What is the purpose of the Proposed Amendment?

       The Fund has generated significant net operating losses and capital losses, as well as unrealized tax losses, and may generate additional losses in future years.  Under federal tax laws, such losses may be used as net operating loss and capital loss carryforwards (collectively, the "loss carryforwards") under Sections 172 and 1212 of the Internal Revenue Code of 1986, as amended (the "Code") to offset future capital gains and, in the case of net operating loss carryforwards, other income of the Fund. These loss carryforwards are significant assets of the Fund that could translate into significant future tax savings for the Fund and its shareholders if the Fund recognizes income or gains in future years. However, Sections 382 and 383 of the Code limit the Fund's ability to use the loss carryforwards fully in the event of an "ownership change" in the Fund, as further described below, and also limit the Fund's ability to utilize unrealized losses.

       If approved, the Proposed Amendment will amend the Declaration of Trust in a manner that is designed to prevent such an ownership change from taking place without the prior approval of the Board of Trustees.

•	How would the Proposed Amendment amend the Declaration of Trust?

       If approved, the Proposed Amendment would restrict any person from purchasing or acquiring, without the prior approval of the Fund's Board of Trustees, any direct or indirect interest in the Fund's common shares, if such an acquisition would either: (1) cause a person to become a holder of more than 4.99% of the common shares of the Fund, or (2) increase the percentage of the Fund's shares owned by any such holder.
•	How many votes are required to approve the Proposed Amendment?

       The affirmative vote of a majority of the common shares of the Fund is necessary to approve the Proposed Amendment.

•	How does the Board recommend that shareholders vote?

       The Board unanimously recommends that you vote "for" the re-election of the Trustee nominee and "for" approval of the Proposed Amendment.

•	Who is eligible to vote?

       Shareholders of record of the Fund at the close of business on April   , 2011, are entitled to be present and to vote on the Items of Business at the Annual Meeting or any adjournment or postponement thereof.  Each share is entitled to one vote on each of the Items of Business.  Shares represented by duly executed proxies will be voted in accordance with your instructions.  If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendations.  If any other business is brought before the Annual Meeting, your shares will be voted at your proxy's discretion unless you specify otherwise in your proxy.

•	How many shares of the Fund were outstanding as of the record date?

       At the close of business on April     , 2011, the Fund had              common shares outstanding and no preferred shares outstanding.

Proposal #1: Election of the Trustee

  Nominee for Class I Trustee

       Mr. Brian R. Bruce is the nominee for Class I Trustee.  The Trustees of the Fund are classified into three classes of Trustees.  Set forth below are the current classes of Trustees:

                     CLASS I TRUSTEES

       •       Mr. Brian R. Bruce is the only Trustee in Class I of Trustees of the Fund.  He is standing for re-election at the Annual Meeting.

                     CLASS II TRUSTEES

       •       Messrs. Edward N. McMillan and Jerry V. Swank are in Class II of Trustees of the Fund.  It is currently anticipated that they will stand for re-election at the Fund's 2012 annual meeting of shareholders.

                     CLASS III TRUSTEES

       •       Mr. Ronald P. Trout is the only Trustee in Class III of Trustees of the Fund.  It is currently anticipated that he will stand for re-election at the Fund's 2013 annual meeting of shareholders.

       As indicated above, shareholders of the Fund are being asked to re-elect Mr. Brian R. Bruce as Class I Trustee of the Fund at the Annual Meeting:  The holders of the Fund's common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the re-election of Mr. Bruce as Class I Trustee of the Fund.

       The Class I Trustee of the Fund, if re-elected, will hold office for a three-year term expiring at the 2014 Annual Meeting of Shareholders or until his successor shall have been elected and qualified.  The other Trustees of the Fund are expected to continue to serve at least until their current terms expire as indicated above.   Mr. Bruce is currently the only Class I Trustee of the Fund.  Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the re-election of Mr. Bruce as Class I Trustee.  Mr. Bruce has agreed to continue to serve as Trustee of the Fund if re-elected at the Annual Meeting.  If, however, a designated Trustee nominee declines or otherwise becomes unavailable for re-election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as the Nominating, Corporate Governance and Compensation Committee may select.

       Certain information concerning the current Trustees, the Trustee nominee and the officers of the Fund is set forth in the table below.  The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")) are indicated by an asterisk(*).  Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund's investment adviser, Cushing MLP Asset Management, LP (the "Adviser"), or (iii) a principal underwriter of the Fund and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the "Independent Trustees").  All Trustees have served as Trustees of the Fund since August 16, 2007.  The Fund is one of two registered funds in the fund complex.

Trustees and Trustee Nominee

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees
Brian R. Bruce (Age 55)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) Director of Southern Methodist University's Encap Investment & LCM Group Alternative Asset Management Center (2006 to 2010); and Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	2	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series)

Edward N. McMillan (Age 63)	Lead Independent Trustee	Trustee since 2007	Retired. Over 35 years of experience in asset management, banking and general business matters.	2	None

Ronald P. Trout (Age 71)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	2	Dorchester Minerals LP (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).

Interested Trustee

Jerry V. Swank (Age 59)*	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and portfolio manager of the Fund (2007 to present).	2	E-T Energy Ltd. (2008 to present).
___________

(1)	The business address of each current Trustee is c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

(2)
After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves.  Mr. Bruce, Class I Trustee, is currently standing for re-election, Messrs. McMillan and Swank, Class II Trustees, are expected to stand for re-election in 2012, and Mr. Trout, Class III Trustee, is expected to stand for re-election in 2013.

*	Mr. Swank is an "interested person" of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

       The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee, the individual's professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.

       Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board's conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

       Brian R. Bruce.  Mr. Bruce has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of the Cushing MLP Premier Fund ("Premier") since 2010. Through his experience as a trustee of and chairman of the Audit Committee of the Fund, Premier and certain other registered investment companies, as a professor at Southern Methodist University's Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

       Edward N. McMillan.  Mr. McMillan has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of Premier since 2010. Through his experience as lead independent trustee of the Fund and Premier, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

       Ronald P. Trout.  Mr. Trout has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of Premier since 2010. Through his experience as a trustee of the Fund and Premier, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

       Jerry V. Swank.  Mr. Swank has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of Premier since 2010. Through his experience as a trustee and chairman of the board of trustees of the Fund and Premier, managing partner of the Adviser and founder of Swank Capital, LLC and his extensive professional experience with investment firms and as an oil and gas research consultant, Mr. Swank is experienced in financial, regulatory and investment matters.

  Board's Leadership Structure

       The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund's day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as "non-interested" persons of the Fund and one of whom is classified as an interested person of the Fund. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

       An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

       The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

       The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and will also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Fund management.

       The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The two committees of the Board are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board's oversight duties.

       The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

  Board's Role in Risk Oversight

       The Fund has retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Adviser serve as the Fund's officers, including the Fund's President, Chief Executive Officer, Chief Financial Officer, and Chief Compliance Officer. The Board oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Adviser reports on a regular and as-needed basis relating to the Fund's investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund's financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.

       In addition, the Board has appointed a Chief Compliance Officer ("CCO"). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws ("Compliance Policies"). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board will discuss relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and will review the CCO's reports. Further, the Board will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Officers of the Fund

Name, Age and Address (1)	Position(s) Held with the Fund (2)	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years
Officers
John Alban (Age 47)	Treasurer (Chief Financial Officer)	Officer since 2010	Chief Operating Officer ("COO") and Chief Financial Officer (“CFO”) of the
Adviser (2010 – Present); Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); Chief Operating Officer of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Greenberg (Age 47)	Chief Compliance Officer	Officer since 2010
General Counsel and Chief Compliance Officer
of the Adviser (2010 – Present); Partner, Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration, American Beacon Advisors, Inc. (1995 – 2005); Attorney and Branch Chief, U.S. Securities and Exchange Commission (1988 – 1995).

Daniel L. Spears (Age 39)	Executive Vice President and Secretary	Officer since 2010	Partner and Portfolio manager of the Adviser (2006 – Present); Investment banker at Banc of America Securities, LLC (1998 – 2006).
________________

(1)	The business address of each officer is c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Board Committees

       The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board.  The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise.  Currently, the Fund has two committees of the Board, namely, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee.

Audit Committee

       The Fund's Audit Committee, composed of all of the Independent Trustees, is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants.

       The members of the Audit Committee of the Fund are Messrs. Bruce (Chairman), McMillan and Trout, all of whom are Independent Trustees.  The Board has determined that Mr. Bruce is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

       The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

       The Audit Committee of the Fund is governed by a written charter.  The Board approved its charter on August 16, 2007, and amended it on August 3, 2010.  The Audit Committee charter is attached as Appendix C.

The Audit Committee's Pre-Approval Policies and Procedures

       On August 16, 2007, the Audit Committee adopted pre-approval policies and procedures.  Since the adoption of such policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Fund by Deloitte & Touche LLP ("Deloitte") and Deloitte Tax LLP.  The Audit Committee has delegated to the Chairman of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services, provided, however, that the Chairman of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

       Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as:  (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chairman.

       During the fiscal year ended November 30, 2010, all non-audit services provided by Deloitte to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, were pre-approved by the Fund's Audit Committee.

Nominating, Corporate Governance and Compensation Committee

       The purposes of the Nominating, Corporate Governance and Compensation Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the chief compliance officer of the Fund and the non-interested Trustees.  The Nominating, Corporate Governance and Compensation Committee is composed of all of the Independent Trustees:  Messrs. Trout (Chairman), Bruce and McMillan.  The Fund's Independent Trustees meet regularly as a group in executive session.

       As part of its duties, the Nominating, Corporate Governance and Compensation Committee makes recommendations to the full Board with respect to candidates for the Board.  The Nominating, Corporate Governance and Compensation Committee will consider trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating, Corporate Governance and Compensation Committee will take into consideration the needs of the Board and the qualifications of the candidate.  The Nominating, Corporate Governance and Compensation Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.  To have a candidate considered by the Nominating, Corporate Governance and Compensation Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•
The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund and the person's consent to be named as a Trustee if selected by the Nominating, Corporate Governance and Compensation Committee and nominated by the Board.

       The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Cushing MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders.  The Nominating, Corporate Governance and Compensation Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities.  In addition, the Nominating, Corporate Governance and Compensation Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund.  The Nominating, Corporate Governance and Compensation Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee's service on the Fund's Board, see the biographical information of the Trustees above in the section entitled "Trustees and Trustee Nominee."

       The Nominating, Corporate Governance and Compensation Committee Charter of the Fund was approved by the Board on August 16, 2007 and was revised by the Board on August 3, 2010.  A copy of the Nominating, Corporate Governance and Compensation Committee Charter is attached as Appendix D.

Shareholder Communications to the Trustees

       Shareholders and other interested parties may contact the Board or any member of the Board by mail.  To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title.  All such correspondence should be sent c/o the Secretary of the Fund at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Trustee Beneficial Ownership of Securities

       As of December 31, 2010, the Trustees owned common shares of the Fund in the following amounts:

Name of Trustee or Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(*)
Independent Trustees
Brian R. Bruce	None.	None.
Edward N. McMillan	$50,001-$100,000	$50,001-$100,000
Ronald P. Trout	$10,001-$50,000	$10,001-$50,000
Interested Trustee
Jerry V. Swank	Over $100,000	Over $100,000
____________
*	The family of investment companies consists of two funds, including the Fund.

       As of December 31, 2010, each Trustee, each officer, and the Trustees and officers of the Fund as a group owned outstanding shares of the Fund as follows:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Independent Trustees
common shares	Brian R. Bruce	None.	*
common shares	Edward N. McMillan	7,500	*
common shares	Ronald P. Trout	3,000(1)	*
Interested Trustee
common shares	Jerry V. Swank	56,673	*
Officers
common shares	John Alban	None.	*
common shares	Barry Greenberg	None.	*
common shares	Daniel L. Spears	3,200	*
common shares	All Trustees and Officers as a group	70,373	*
____________
*	Represents less than 1% of the outstanding common shares.

(1)	Includes 2,000 shares held as trustee for family trust.

Board Meetings

       It is the Fund's policy to encourage Trustees to attend annual meetings.  Four regular meetings and two special meetings of the Board were held during its last fiscal year ended November 30, 2010.

       One meeting of the Audit Committee and two meetings of the Nominating, Corporate Governance and Compensation Committee were held during the Fund's last fiscal year ended November 30, 2010.

       During fiscal year 2010, each Trustee of the Fund attended at least 75% of the aggregate of:  (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Trustee Compensation

       The following table provides information regarding the compensation of the Trustees for the fiscal year ended November 30, 2010:

Name of Board Member	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex
Brian R. Bruce	$33,000	None	None	$33,000
Edward N. McMillan	$33,000	None	None	$33,000
Ronald P. Trout	$33,000	None	None	$33,000
Jerry V. Swank	None	None	None	None

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE.

Required Vote

       The affirmative vote of a plurality of the shares present in person or by proxy for the Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustee Nominee.

Proposal #2: Change in the Fund's Amended and Restated Agreement and Declaration of Trust
Regarding Ownership and Transfer Limitations

Summary of the Proposal

       The Fund has generated significant net operating losses and capital losses, as well as unrealized tax losses, and may generate additional losses in future years.  Under federal tax laws, such losses may be used as net operating loss and capital loss carryforwards (collectively, the "loss carryforwards") under Sections 172 and 1212 of the Internal Revenue Code of 1986, as amended (the "Code") to offset future capital gains and, in the case of net operating loss carryforwards, other income of the Fund. These loss carryforwards are significant assets of the Fund that could translate into significant future tax savings for the Fund and its shareholders if the Fund recognizes income or gains in future years. However, Sections 382 and 383 of the Code would limit the Fund's ability to use the loss carryforwards fully in the event of an "ownership change" in the Fund, as described below, and would also limit the Fund's ability to utilize unrealized losses.

       If approved, Proposal #2 will amend the Declaration of Trust in a manner that is designed to prevent such an ownership change from taking place without the prior approval of the Board ("Proposed Amendment"). The Proposed Amendment will affect the ability of persons to beneficially own more than 4.99% of the outstanding common shares of the Fund and could have an anti-takeover effect on the Fund, which could decrease the Fund's market price in certain circumstances, as discussed more fully below, or limit the ability of certain shareholders to influence the management of the Fund. The Board unanimously recommends that shareholders vote FOR Proposal #2 because the Board believes, on balance, that the Proposed Amendment is in the best interests of the Fund and its shareholders as a whole. There can be no guarantee that the Proposed Amendment will serve its intended purpose.

       The Proposed Amendment to the Declaration of Trust is set forth in Appendix B. Shareholders are urged to read the text of the amendment carefully and in full, as the discussion in this Proxy Statement is only a summary.

The Loss Carryforwards

       To the extent the Fund recognizes a gain on its investments and therefore earns future capital gains, the capital loss carryforwards would generally be available to offset these gains dollar-for-dollar for tax purposes until the capital loss carryforwards expire. Likewise, the net operating loss carryforwards would generally be available to offset future income of the Fund dollar-for-dollar for U.S. federal income tax purposes until the net operating loss carryforwards expire. This would permit the Fund to shelter these capital gains or other income and therefore compound its net asset value ("NAV") on a tax-deferred basis, which could lead to higher annual after-tax returns for the Fund.

       As of November 30, 2010, the Fund had approximately $112,849,070 in available capital loss carryforwards and approximately $7,962,304 in available net operating loss carryforwards. Under the Code, the capital loss carryforwards will begin to expire in the taxable year ending November 30, 2013 and the net operating loss carryforwards will begin to expire in the taxable year ending November 30, 2028. If the Fund were to experience an ownership change, the ownership change could significantly defer or eliminate the Fund's ability to utilize its loss carryforwards, accelerate its payment of federal income tax and cause some of the loss carryforwards to expire unused, as well as result in other adverse tax consequences. While it is impossible to predict with any accuracy the impact upon the amount of the Fund's capital gains or other income that could be offset by the loss carryforwards if an ownership change were to take place, the Board believes that such impact could potentially be significant.

Calculating an "Ownership Change" under Section 382 of the Code

       The rules of Section 382, which determine whether an ownership change has occurred, are very complex and are beyond the scope of this summary discussion. Generally, an ownership change occurs when one or more shareholders who each own directly or indirectly 5% or more of the Fund's common shares increase their aggregate ownership of common shares by more than 50 percentage points over the lowest percentage of common shares such shareholders held within the previous three years.

       For example, if a single investor acquired 50.1% of the common shares of the Fund in a three-year period, an ownership change of that Fund would occur. Similarly, if ten persons, none of whom previously owned common shares of the Fund, each acquired slightly over 5% of the common shares of the Fund within a three-year period (so that such persons owned, in the aggregate, more than 50%), an ownership change of the Fund would occur.

       Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•

All holders who each own less than 5% of the Fund's common shares are generally treated together as one (or, in certain cases, more than one) 5% shareholder. Transactions in the public markets among shareholders owning less than 5% of the common shares, whether within one or more "public" groups of 5% shareholders, are therefore generally not included in the calculation.

•	There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as 5% shareholders.
•

Acquisitions by a person that cause the person to become a 5% shareholder generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•

Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•

The Fund's redemption or buyback of its common shares will increase the ownership of any 5% shareholder (including groups of shareholders who are not themselves 5% shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a 5% shareholder, resulting in a 5% (or more) change in ownership.

The Proposed Amendment to the Declaration of Trust

       The following is a brief summary of the Proposed Amendment. Shareholders are urged to read the full text of the Proposed Amendment in Appendix B.

       The Proposed Amendment generally will restrict any person1 from attempting to purchase or acquire (an "Acquisition"), without the prior approval of the Board, any direct or indirect interest in the Fund's common shares (or options, warrants or other rights to acquire common shares, or securities convertible or exchangeable into common shares), if such an Acquisition would either: (1) cause a person to become a holder of more than 4.99% of the common shares of the Fund under Section 382 of the Code (any such person being referred to as a "Restricted Holder" and such additional common shares being referred to as "Excess Shares"); or (2) increase the percentage of the Fund's common shares owned by a Restricted Holder. For purposes of determining the existence and identity of, and the amount of common shares owned by, any shareholder, the Fund is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date and (b) its actual knowledge of the ownership of its common shares.

       For the acquisition restrictions to be enforced effectively, the Proposed Amendment further provides that a Restricted Holder will be required, prior to the date of any proposed Acquisition of Excess Shares, to request in writing (a "Request") that the Board of the Fund review the proposed Acquisition and authorize or not authorize such proposed Acquisition of Excess Shares. If a Restricted Holder seeks to effect an Acquisition of Excess Shares, the Board will be required to determine whether to authorize the proposed Acquisition described in the Request. The Board intends to consider and respond to all Requests within a reasonable amount of time.

       Any determination made by a Board with respect to an Acquisition of Excess Shares will be made in its sole discretion and judgment. Additionally, any Restricted Holder who makes a Request shall reimburse the Fund, on demand, for all reasonable costs and expenses incurred by the Fund with respect to any proposed Acquisition of Excess Shares, which may be material in relation to the Acquisition and will include the fees and expenses of any attorneys, accountants or other advisors retained by the Fund or the Board in connection with such determination.

Any Acquisition attempted to be made in violation of the terms of the Proposed Amendment will be null and void. In the event of an attempted or purported Acquisition in violation of the terms of the Proposed Amendment, the transferor shall be deemed to remain the owner of such Excess Shares. In such a case, the Fund will be deemed under the Proposed Amendment to be the agent for the

1           For these purposes, "person" means any individual, firm, corporation or other legal entity, including persons treated as anentity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

transferor of such common shares for the limited purpose of consummating a sale, reasonably necessary to help ensure the preservation of the Fund's loss carryforwards, of the Excess Shares to a person who is not, and will not become as a result of the Acquisition, a Restricted Holder, which could be the transferor. While such a sale will be effectuated on an arms-length basis, such sale may vary from the original terms of the transaction involving the Restricted Holder and could be on terms, including those relating to pricing, that are less favorable to the transferor than the original terms.

       The record ownership of the Excess Shares shall remain in the name of the transferor until the shares have been sold by the Fund or its assignee, as agent, to an eligible transferee and the purported transferee would not be recognized as the owner of the common shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common shares, or in the case of options, receiving Shares in respect of their exercise.

       In deciding whether to approve any proposed Acquisition by a Restricted Holder, the Board may seek the advice of legal counsel, accountants or other advisors with respect to its preservation of the loss carryforwards and may request all information from the Restricted Holder with respect to all common shares directly or indirectly owned by such Restricted Holder reasonably necessary to make its determination.

       The Proposed Amendment also provides that any person who knowingly violates the acquisition restrictions or any persons in the same control group with such person shall be jointly and severally liable to the applicable Fund for, and shall indemnify and hold the Fund harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Fund's ability to use its loss carryforwards.

Continued Risk of Ownership Change

       Although the Proposed Amendment is intended to reduce the likelihood of an ownership change, the Fund cannot eliminate the possibility that an ownership change will occur even if the Proposed Amendment is adopted, for reasons including the following:

•

The Board of the Fund can permit a transfer to a Restricted Holder that results or contributes to an ownership change if it determines that such transfer is in the Fund's best interests, in light of factors it considers in its discretion.

•

A court could find that part or all of the Proposed Amendment is not enforceable, either in general or as to a particular fact situation. Delaware state law places limitations and restrictions on Delaware corporations implementing provisions like the Proposed Amendment. The Fund is a Delaware statutory trust rather than a Delaware corporation. However, a court with due and proper jurisdiction could disagree and find that the Proposed Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation. Further, it is possible that part or all of the Proposed Amendment could be challenged under other applicable law.

•

Despite the adoption of the Proposed Amendment, there would still remain a risk that certain changes in relationships among shareholders or other events would cause an ownership change of the Fund under Section 382 of the Code. The Fund cannot assure shareholders that the Proposed Amendment is enforceable under all circumstances, particularly against shareholders who do not vote in favor of this proposal or who do not have notice of the acquisition restrictions at the time they subsequently acquire their common shares.

       In light of these factors and others, the Proposed Amendment serves to reduce, but do not eliminate, the risk that the Fund will undergo an ownership change. Moreover, the Fund cannot assure you that upon audit, the IRS would agree that all of the loss carryforwards are allowable.

Board Power to Waive or Modify Acquisition Restrictions and to Revoke the Proposed Amendment

       Under the Proposed Amendment, the Board will have the discretion to approve an Acquisition of common shares that would otherwise violate the terms of the Proposed Amendment in circumstances where the Board determines that the Acquisition of Excess Shares would be in the best interests of the Fund and its shareholders. In determining whether or not to permit such an Acquisition, the Board may consider factors it deems relevant including the likelihood that the Acquisition would result in the occurrence of an ownership change. For example, the Board may grant a waiver of the acquisition restrictions in connection with a capital raising transaction or the sale of common shares that the Board believes is not reasonably likely to result in a material loss of the Fund's ability to utilize its loss carryforwards, or to permit a merger or takeover of the Fund that the Board determines to be in the best interests of the Fund and its shareholders. If the Board were to determine to permit an Acquisition of Excess Shares that would otherwise violate the terms of the Proposed Amendment, the Acquisition or other Acquisitions could result in an ownership change that would limit the applicable Fund's ability to use its loss carryforwards.

       In addition, under the terms of the Proposed Amendment, the Board will be authorized to eliminate or change the acquisition restrictions, modify the applicable allowable percentage ownership interest or modify any of the terms and conditions of the Proposed Amendment without shareholder approval, provided that the Board concludes in writing that such changes are reasonably necessary or advisable to preserve the Fund's loss carryforwards or that the continuation of the affected terms and conditions of the Proposed Amendment is no longer reasonably necessary for such purpose. Written notice of any such determination will be provided to Fund shareholders.

Potential Anti-Takeover Effect

       The Board unanimously recommends that the Proposed Amendment be adopted for the reasons set forth in this Proxy Statement. However, shareholders should be aware that the Proposed Amendment may have an anti-takeover effect on the Fund because the Proposed Amendment may restrict the ability of a person, entity or group to accumulate an aggregate of more than 4.99% of the Fund's common shares, and the ability of persons, entities or groups now owning 4.99% or more of the Fund's common shares to acquire more common shares. Although the Proposed Amendment is designed as a protective measure to preserve and protect the Fund's loss carryforwards, the Proposed Amendment may have the effect of impeding or discouraging a merger, tender offer or proxy contest, even if such a transaction may be favorable to the interests of the Fund or some or all of its shareholders, or otherwise limit the ability of certain shareholders to influence the management of the Fund. This might prevent shareholders from realizing an opportunity to sell all or a portion of their shares of common shares at a premium over prevailing market prices.

       However, as discussed above, the Proposed Amendment will permit the Board, in its sole discretion, to grant a waiver to these acquisition restrictions that could permit a person to exceed the ownership limit. Moreover, to the extent the Proposed Amendment acts as an anti-takeover provision, it will have benefits consistent with existing anti-takeover provisions, such as potentially requiring persons seeking control of the Fund to negotiate with the Board and the Adviser regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies.

       The Proposed Amendment is not in response to any effort of which the Fund is aware to accumulate its common shares or to obtain control of the Fund. The Board considers the Proposed Amendment to be reasonable and in the best interests of the Fund and its shareholders because the Proposed Amendment will reduce the risk that the Fund will be unable to utilize its available loss carryforwards. In the Board's opinion, the fundamental importance to shareholders of maintaining the availability of the loss carryforwards is a more significant consideration than any potential anti-takeover effect, especially in light of the Board's ability to waive the restrictions to permit a takeover that is deemed to be in the best interests of the Fund and its shareholders.

Impact on Current Declaration of Trust Provisions

       The Declaration of Trust does not currently contain any relevant limitations on the ownership or transfer of Common Share. The Proposed Amendment will take the form of an addition to Section 4 of Article V. It is not expected that any other material amendments to the Declaration of Trust will be necessary to implement the Proposed Amendment.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE FUND'S DECLARATION OF TRUST.

Required Vote

       Approval of Proposal #2 requires a vote of the majority of the common shares outstanding.

Additional Information

Further Information About Voting and the Annual Meeting

       The cost of soliciting proxies will be borne by the Fund.  In addition, the Fund's officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by mail.  The affirmative vote of a plurality of the shares present in person or by proxy for the Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustee. The affirmative vote of a majority of the common shares of the Fund is necessary to approve the Amendment of the Declaration.

       For purposes of Proposal #1, abstentions will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Items of Business.  "Broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be considered as present and entitled to vote with respect to the Items of Business.  Broker non-votes, therefore, will not count as "For" or "Against" the Proposals.

       All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.  Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

       The Fund has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $7,000 plus any additional service costs and reimbursements of expenses.  The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures.

       The Board has fixed the close of business on April    , 2011 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting.  Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Discretionary Voting

       Broker-dealer firms that hold the Fund's common shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the Proposals.  Under current interpretations of the NYSE, broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customers shares on the Proposals.  Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction.  Therefore, you are encouraged to contact your broker and record your voting instructions.

Investment Adviser

       Cushing MLP Asset Management, LP, acts as the Fund's investment adviser.  The Adviser is responsible for making investment decisions with respect to the investment of the Fund's assets.  The Adviser is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Administrator

       U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Fund's administrator.

Independent Auditors

       Deloitte has been selected as the Fund's independent registered public accounting firm by the Audit Committee and ratified by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the fiscal year ended November 30, 2010.  Representatives of Deloitte are not expected to attend the Annual Meeting.  The Fund does not know of any direct or indirect financial interest of Deloitte in the Fund.

Audit Fees

       The aggregate fees billed to the Fund by Deloitte for professional services rendered for the audit of the Fund's annual financial statements for the fiscal years ended November 30, 2009 and 2010 were $54,341 and $40,000 respectively.  All of the audit services for the fiscal years ended November 30, 2009 and 2010 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

       There were no fees billed by Deloitte for the fiscal years ended November 30, 2009 and 2010 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements.

Tax Fees

       The aggregate fees billed by Deloitte Tax LLP for the fiscal years ended November 30, 2009 and 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $35,600 and $37,693, respectively (such fees relate to tax services provided by Deloitte Tax LLP in connection with the Fund's tax compliance).  All of the tax services for the fiscal periods ended November 30, 2009 and 2010 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.  Deloitte Tax LLP did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such periods.

All Other Fees

       The aggregate fees billed by Deloitte for the fiscal years ended November 30, 2009 and 2010 for all services rendered to the Fund other than audit, audit-related and tax services were $0 and $23,200, respectively; such fees relate to services Deloitte provided to the Fund in the preparation of registration statements filed with the SEC.

Aggregate Non-Audit Fees

       The aggregate non-audit fees billed by Deloitte for the fiscal years ended November 30, 2009 and 2010 for services rendered to the Fund, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund were $35,600 and $60,893, respectively (all of which fees were those of the Fund).

Principal Shareholders

       As of April    , 2011, to the knowledge of the Fund,               beneficially owned more than 5% of the voting securities of the one class of securities of the Fund.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting and for all Future Shareholder Meetings

       This Proxy Statement, the Fund's most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the "Proxy Materials") are available to you on the internet at www.edocumentview.com/srv.  These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE.  Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its fiscal year ended in 2010, all filings applicable to such persons were completed and timely filed.

Privacy Principles of the Fund

       In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund's securities.  This information includes the shareholder's address, tax identification or Social Security number, share balances, and dividend elections.  The Fund does not collect or maintain personal information about shareholders whose share balances of our securities are held in "street name" by a financial institution such as a bank or broker.

       The Fund does not disclose any nonpublic personal information about you, the Fund's other shareholders or the Fund's former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

       To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to our shareholders.  The Fund also maintains certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

       The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Shareholders in 2012 is                , 2011.  Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement no earlier than            , 2012 and no later than               , 2012.  Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with the Fund's advance notice By-Law.  The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and the Fund's advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

       The management of the Fund knows of no other matters which are to be brought before the Annual Meeting.  However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

       In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

/s/ Daniel L. Spears

DANIEL L. SPEARS
Secretary of the Fund

April       , 2011

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF
THE CUSHING MLP TOTAL RETURN FUND

       The Audit Committee (the "Committee") of The Cushing MLP Total Return Fund (the "Fund") oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements.  Management is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated November 30, 2010 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

       In the performance of its oversight function, the Committee has considered and discussed the November 30, 2010 audited financial statements with management and with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm.  The Committee has also discussed with Deloitte the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") Rule AU 380, The Auditor's Communication with those Charged with Governance.  The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.  Finally, the Committee reviewed the written disclosures and the letter from Deloitte required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Deloitte to the Fund is compatible with maintaining Deloitte's independence, and has discussed with Deloitte the independence of the independent registered public accounting firm.

       The Committee discussed with Deloitte the overall scope and plans for the audit.  The Committee discussed with Deloitte the results of its examinations, its evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

       Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the Fund for the fiscal year ended November 30, 2010 and to be filed with the Securities and Exchange Commission.

       Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting.  Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Deloitte.  Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund's independent registered public accounting firm is, in fact, "independent."

January 14, 2011

       Brian R. Bruce, Audit Committee Chair

       Edward N. McMillan, Audit Committee Member

       Ronald P. Trout, Audit Committee Member

APPENDIX B

PROPOSED AMENDMENT TO THE DECLARATION OF TRUST

DRAFT

THE CUSHING MLP TOTAL RETURN FUND

SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

This SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of ~~July 16, 2007,~~______, 2011, and amends and restates in its entirety the Declaration of Trust dated as of ~~May 23, 2007, by Jerry V. Swank, as trustee.~~July 16, 2007.

W I T N E S S E T H:

WHEREAS, by the filing of the Certificate and the execution of the Original Declaration of Trust, the Initial Trustee established the Trust on May 23, 2007 as a statutory trust under the Delaware Act for the purpose of (i) operating as a closed-end management investment company in accordance with the 1940 Act and (ii) engaging in such other activities as are necessary, convenient or incidental thereto;

WHEREAS, the Trustees amended and restated in its entirety the Original Declaration of Trust on July 16, 2007;

WHEREAS, the Persons executing this Declaration as Trustees desire to amend and restate in its entirety the ~~Original~~Amended and Restated Declaration of Trust;

NOW, THEREFORE, the Persons executing this Declaration as Trustees hereby agree to amend and restate in its entirety the ~~Original~~Amended and Restated Declaration of Trust as provided herein and declare that all money and property hereafter contributed to the Trust shall be held and managed in trust for the benefit of the Shareholders of beneficial interests issued hereunder from time to time and subject to the provisions hereof, to wit:

ARTICLE I

NAME AND DEFINITIONS

Section 1.                      Name.  The name of the Trust continued by this Declaration of Trust is "The Cushing MLP Total Return Fund" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine and the Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class thereof.  In the event of any such change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of such change.

Section 2.                      Definitions.  Unless otherwise provided or required by the context:

DRAFT

(a)           "Acquisition" shall have the meaning set forth in Article V, Section 4.

(b)           ~~(a)~~ "Administrator" means the party, other than the Trust, to the contract described in Article III, Section 3 hereof.

(c)           ~~(b)~~ "By-Laws" means the By-Laws of the Trust adopted by the Trustees, as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act.

(d)           ~~(c)~~ "Certificate" means the certificate of trust of the Trust as filed with the Delaware Secretary of State on May 23, 2007, as amended and restated from time to time, in accordance with the Delaware Act.

(e)           ~~(d)~~ "Class" means, as applicable, any class of Shares of the Trust or any class of Shares of any Series established and designated under or in accordance with the provisions of Article V.

(f)           "Code" means the Internal Revenue Code of 1986 (or any successor statute), as amended.

(g)           ~~(e)~~ "Commission," "Interested Person" and "Principal Underwriter" have the meanings provided in the 1940 Act.  Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

(h)           ~~(f)~~ "Covered Person" means a person so defined in Article IV, Section ~~2.~~3.

(i)           ~~(g)~~ "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

(j)           ~~(h)~~ "Declaration" means this Second Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time.  Reference in this Declaration of Trust to "Declaration," "Declaration of Trust," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

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(k)           ~~(i)~~ "Delaware Act" means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time, and any successor statute thereto.

(l)           ~~(j)~~ "Distributor" means the party or parties, other than the Trust, to the contract described in Article III, Section 1 hereof.

(m)           "Eligible Transferee" shall have the meaning set forth in Article V, Section 4.

(n)           "Entity" shall have the meaning set forth in Treasury Regulation section 1.382-3(a)(1).

(o)           "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time.

(p)           "Excess Securities" shall have the meaning set forth in Article V, Section 4.

(q)           "Five Percent Shareholder" shall have the meaning set forth in Article V, Section 4.

(r)           ~~(k)~~ "His" shall include the feminine and neuter, as well as the masculine, genders.

(s)           ~~(l)~~ "Initial Trustee" means Jerry V. Swank, in his capacity as the initial trustee of the Trust under the Original Declaration of Trust.

(t)           "Intended Transferee Group" shall have the meaning set forth in Article V, Section 4.

(u)           ~~(m)~~ "Investment Adviser" means the party, other than the Trust, to the contract described in Article III, Section 2 hereof.

(v)           ~~(n)~~ "Net Asset Value" means the net asset value of the Trust, or, if applicable, each Series of the Trust, determined as provided in Article VI, Section 3.

(w)           "Option" shall have the meaning set forth in Article V, Section 4.

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(x)           ~~(o)~~ "Original Declaration of Trust" means the Declaration of Trust of the Trust dated as of May 23, 2007, as in effect from time to time up to the effectiveness of this Declaration of Trust;

(y)           ~~(p)~~ "Other Person" shall have the meaning set forth in Article V, Section 4.

(z)           "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other ~~e~~Entities, whether or not legal entities, and governments and agencies and political subdivisions, thereof, whether domestic or foreign.

(aa)           "Restricted Holder" shall have the meaning set forth in Article V, Section 4.

(bb)           "Request" shall have the meaning set forth in Article V, Section 4.

(cc)           "Securities" shall mean (i) any Shares, (ii) any warrants, rights or options (including within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Shares, or (iii) any other interests that would be treated as "stock" of the Trust pursuant to Treasury Regulation § 1.382-2T(f)(18).

(dd)           ~~(q)~~ "Securities Act" means the Securities Act of 1933, as amended from time to time, including the rules and regulations of the Commission thereunder and any order or orders thereunder which may from time to time be applicable to the Trust.

(ee)           ~~(r)~~ "Series" means a series of Shares established and designated under or in accordance with the provisions of Article V, each of which shall be accounted for and maintained as a separate series or portfolio of the Trust.

(ff)           ~~(s)~~ "Shareholder" means a record owner of Outstanding Shares;

(gg)           ~~(t)~~ "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust, each Series and/or each Class, as applicable, is divided from time to time (including whole Shares and fractions of Shares).  "Outstanding Shares" means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust.

(hh)	"Tax Benefits" shall have the meaning set forth in Article V, Section 4.

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(ii)           ~~(u)~~ "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

(jj)           "Treasury Regulations" means the Treasury regulations promulgated under the Code.

(kk)           ~~(v)~~ "Trust" means The Cushing MLP Total Return Fund established under the Original Declaration of Trust and continued hereby, and reference to the Trust, when applicable to one or more Series, refers to each such Series.

(ll)           ~~(w)~~ "Trustee" means each ~~p~~Person who has signed this Declaration of Trust and all other Persons who were or may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, or the provisions of the Original Declaration of Trust, in each case so long as such Person shall continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his, her or their capacities as trustee or trustees hereunder.  Unless otherwise required by the context or specifically provided, any reference herein to the Trustees shall refer to the Trustee at any time that there is only one Trustee of the Trust.

(mm)           ~~(x)~~ "Trust Property" means any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust or any Series or the Trustees on behalf of the Trust or any Series, each and every asset of which shall be allocated and belong to a specific series to the exclusion of all other series.

(nn)           ~~(y)~~ The "1940 Act" means the Investment Company Act of 1940, as amended from time to time, including the rules and regulations of the Commission thereunder and any order or orders thereunder which may from time to time be applicable to the Trust.

ARTICLE II

THE TRUSTEES

Section 1.                      Management of the Trust.  The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility.  The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust.  Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.  In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

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Section 2.                      Powers.  The Trustees in all instances shall act as principals, free of the control of the Shareholders.  The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust.  The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust.  The Trustees may exercise all of their powers without recourse to any court or other authority.  Subject to any applicable limitation herein or in the By-Laws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

(a)           To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b)           To invest in, hold for investment, or ~~.~~reinvest in, cash; securities of any type, including, but not limited to, common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; or any other security, property or instrument in which the Trust or any of its Series shall be authorized to invest.

(c)           To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate mortgage or currency swaps and interest rate caps, floors and collars, to purchase and sell options on securities, securities indices, currency, swaps and other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk-management or income enhancement transactions.

(d)           To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities, repurchase agreements and other assets.

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(e)           To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

(f)           To borrow money or other property in the name of the Trust exclusively for Trust purposes and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

(g)           To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

(h)           To adopt By-Laws not inconsistent with this Declaration providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders.

(i)           To elect and remove with or without cause such officers and appoint and terminate such agents as they deem appropriate.

(j)           To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-Laws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such.

(k)           To retain one or more transfer agents and shareholder servicing agents, or both.

(l)           To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind.

(m)           To set record dates in the manner provided for herein or in the By-Laws.

(n)           To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter.

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(o)           To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or (ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of statutory trusts or investment companies.

(p)           To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article V.

(q)           To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and assets, liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article V, Section ~~4.~~5.

(r)           To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust.

(s)           To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

(t)           To make distributions of income, capital gains, returns of capital (if any) and redemption proceeds to Shareholders in the manner hereinafter provided for.

(u)           To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding, pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

(v)           To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles V and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or

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property of the Trust or, if applicable, of the particular Series with respect to which such Shares are issued.

(w)           To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interest in such one or more investment companies) all without any requirement of approval by Shareholders.  Any such other investment company may (but need not) be a trust (formed under the laws of any state) which is classified as a partnership for federal income tax purposes.

(x)           To sell or exchange any or all of the assets of the Trust, subject to Article IX, Sections 4, 6 and 7.

(y)           To enter into joint ventures, partnerships and any other combinations and associations.

(z)           To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such Committee, depositary or trustee as the Trustees shall deem proper.

(aa)           To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and, subject to applicable law and any restrictions set out in the By-Laws, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, Principal Underwriters, or independent contractors of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability.

(bb) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such

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retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

(cc)           To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorneys to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities and property as the Trustees shall deem proper.

(dd)           To enter into contracts of any kind and description.

(ee)           To interpret the investment policies, practices or limitations of any Series or Class.

(ff)           To guarantee indebtedness and contractual obligations of others.

(gg)           To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees.  Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or any applicable Series, and not an action in an individual capacity.  No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.  In construing this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

Section 3.                      Certain Transactions.  Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such ~~p~~Person.  The Trust may employ any such ~~p~~Person or entity in which such ~~p~~Person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

Section 4.                      Current Trustee(s); Election and Number of Trustees.  The Trustees as of the date hereof shall be the persons initially signing this Declaration.  The number of Trustees shall be equal to the number of Persons initially signing this Declaration and, hereafter, may be fixed

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from time to time by a majority of the Trustees then in office; provided, that there shall be at least one (1) Trustee.

Section 5.                      Term of Office of Trustees; Classes.

(a)           Subject to the voting rights established with respect to a particular Series or Class, each Trustee shall hold office for life or until his successor is elected and duly qualified or the Trust terminates.  Notwithstanding the foregoing but subject to the voting rights established with respect to a particular Series or Class, (1) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (2) any Trustee may be removed with cause at any time by a written instrument signed by at least three-quarters of the then Trustees, specifying the effective date of removal; (3) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (4) any Trustee may be removed, with or without cause, by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least three-quarters of the Outstanding Shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of the Shareholders called for such purpose.

(b)           The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees.  Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees.  The term of office of the 1st class shall expire on the date of the 1st annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act.  The term of the 2nd class shall expire on the date of the 2nd annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act.  The term of the 3rd class shall expire on the date of the 3rd annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act.  Upon expiration of the term of office of each class as set out above, the number of Trustees in Such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the 3rd annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire.  The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose.

Section 6.                      Vacancies; Appointment of Trustees.  Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act, provided, that if the Shareholders of any Class or Series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that Class or Series may fill any vacancy among the number of Trustees elected by that Class or Series.  Such appointment shall be made by a written instrument

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signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment.  The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs.  As soon as any such Trustee has accepted his appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder.  The Trustees' power of appointment is subject to Section 16(a) of the 1940 Act.  Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Article II, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration.  The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 7.                      Chairman.  The Trustees may appoint one of their number to be Chairman of the Board of Trustees.  The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.  If the Trustees do not appoint a Chairman, the President shall perform the duties and have the responsibilities hereunder.

Section 8.                      Action by the Trustees.

(a)           Except as expressly provided in this Agreement, the Trustees shall act by majority vote at a meeting duly called at which a quorum is present, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment by means of which all persons participating in the meeting can communicate with each other; or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting.  A majority of the Trustees shall constitute a quorum at any meeting.  Meetings of the Trustees may be called orally or in writing by the President or by any one of the Trustees or as set out in the By-Laws.  Notice of the time, date and place of all Trustees' meetings shall be given to each Trustee as set out in the By-Laws; provided, however, that no notice is required if the Trustees provide for regular or stated meetings.  Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting.  Except as expressly provided in this Agreement, the Trustees by majority vote may delegate to any Trustee or Trustees or committee authority to approve particular matters or take particular actions on behalf of the Trust.  Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

(b)           A Trustee who with respect to the Trust is not an Interested Person shall be deemed to be independent and disinterested when making any determinations or taking any action as a Trustee, whether pursuant to the 1940 Act, the Delaware Act or otherwise.

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Section 9.                      Ownership of Trust Property.  The Trust Property of the Trust and, if applicable, of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees.  Legal title in and beneficial ownership of all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees may cause legal title in and beneficial ownership of any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust.  No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article V, a proportionate undivided beneficial interest in the Trust or Series or Class thereof represented by Shares.  The Shares shall be personal property giving only the rights specifically set out in this ~~Trust Instrument~~Declaration.  The Trust, or at the determination of the Trustees one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.  Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee.  Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 10.                      Effect of Trustees Not Serving.  The death, resignation, retirement, removal, incapacity or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.

Section 11.                      Trustees, Etc. as Shareholders.  Subject to any restrictions in the By-Laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such Person is interested, subject only to any general limitations herein.

Section 12.                      Series Trustees.  In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the Delaware Act, separate Trustees with respect to such Series or Classes (the "Series Trustees").  Series Trustees may, but are not required to, serve as Trustees of the Trust or any other Series or Class of the Trust.  The Series Trustees shall have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but shall have no power or authority with respect to any other Series or Class.  Any provision of this Declaration relating to election of Trustees by Shareholders only shall entitle the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Series Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote.  In the event that Series Trustees are appointed, the Trustees initially appointing such Series Trustees shall, without the approval of any Outstanding Shares, amend either the Declaration or the By-Laws to provide for the respective responsibilities of the Trustees and the Series Trustees in circumstances where an action of the Trustees or Series Trustees affects all Series of the Trust or two or more Series represented by different Trustees.

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ARTICLE III

CONTRACTS WITH SERVICE PROVIDERS

Section 1.                      Underwriting Contract.  The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting or distribution contract or contracts providing for the sale of the Shares whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-Laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-Laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

Section 2.                      Advisory or Management Contract.  The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.  Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Adviser(s) or persons to whom the Investment Adviser(s) delegates certain or all of its duties, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Adviser(s), or any of them (and all without further action by the Trustees).  Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

Section 3.                      Administration Agreement.  The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish one or more Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class thereof of the Trust and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

Section 4.                      Service Agreement.  The Trustees may in their discretion from time to time enter into service agreements with respect to the Trust or one or more Series or Classes of Shares whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

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Section 5.                      Transfer Agent.  The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust.  The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration.  Such services may be provided by one or more Persons.

Section 6.                      Custodian.  The Trustees may appoint or otherwise engage one or more banks or trust companies or any other entity satisfying the requirements of the 1940 Act, to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust.  The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 7.                      Affiliations of Trustees or Officers, Etc.  The fact that:  (i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in this Article III or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 1, 2, 3 or 4 of this Article III or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE IV

COMPENSATION, LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1.                      Compensation.  The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation.  Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2.                      Limitation of Liability.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or, as applicable, all Series or such particular Series for payment under such contract or claim; and neither the Trustees nor, when acting in such capacity, any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.  Every written instrument or obligation on

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behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder.  Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 3.                      Indemnification.

(a)           Subject to the exceptions and limitations contained in subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, employee, trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)           as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigative, arbitration or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Trust; or

(ii)           in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or

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other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.  Independent counsel retained for the purpose of rendering an opinion regarding advancement of expenses and/or a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, may proceed under a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties to the Trust and were based on the Covered Person's determination that those actions were in the best interests of the Trust and its Shareholders; provided that the Covered Person is not an Interested Person (or is an Interested Person solely by reason of being an officer of the Trust).

(e)           Any repeal or modification of this Article IV by the Shareholders, or adoption or modification of any other provision of the Declaration or By-Laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.  Any such repeal or modification by the Shareholders shall require a vote of at least two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of the Shareholders.

Section 4.                      Indemnification of Shareholders.

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(a)           If any Shareholder or former Shareholder of the Trust (as opposed to a Shareholder or former Shareholder of any Series) shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

(b)           If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 5.                      No Bond Required of Trustees.  No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 6.                      No Duty of Investigation; Notice in Trust Instruments, Etc.  No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.  Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof.  Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually.  The Trustees may maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

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Section 7.                      Reliance on Experts, Etc.  Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, powers and discretions hereunder be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, the Principal Underwriter, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE V

SERIES; CLASSES; SHARES; OTHER SECURITIES

Section 1.                      Establishment of Series or Class.  One or more Series may be established by the Trustees.  Each Series or Class shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution.  Such resolution may establish such Series or Classes directly in such resolution or by reference to, or approval of, another document that sets out such Series or Classes, including any registration statement of the Trust, or as otherwise provided in such resolution.  The Trustees may designate the relative rights and preferences of the Shares of each Series.  Any Shares of any Series and Classes that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except for such variations as shall be fixed and determined between different Series or Classes by the Trustees in establishing and designating such Class or Series.

All references to Shares in this Declaration shall be deemed to be Shares of the Trust or any or all Series or Classes as the context may require.  The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series.  A Series may issue any number of Shares or any Class thereof and need not issue Shares.  Each holder of Shares of a Series or a Class thereof shall be entitled to receive his pro rata share of all distributions made with respect to such Series or Class.  Upon redemption of a Shareholder's Shares of a Series, such Shareholder shall be paid solely out of the funds and property of such Series.  The Trustees may adopt and change the name of any Series or Class without Shareholder approval.

Section 2.                      Shares.  The beneficial interest in the Trust shall be divided into transferable Shares of the Trust, subject to the limitations on transferability set forth in Section 4 of this Article V, or of one or more separate and distinct Series or Classes established by the Trustees.  The Trustees may divide the Shares of the Trust or any Series into Classes.  The number of Shares of the Trust and of each Series and Class is unlimited and each Share shall have no par value per Share or such other amount of par value as the Trustees may establish.  All Shares issued hereunder shall be fully paid and nonassessable.  Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.  The Trustees

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shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of the Trust or of any Series or Classes with such preferences, rights upon liquidation, redemption rights, terms of conversion, voting powers, and other rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of the Trust or of any Series or Classes into a greater or lesser number; to classify or reclassify any unissued Shares of the Trust or of any Series or Classes into one or more Series or Classes of Shares; to abolish any one or more Series or Classes of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable.  Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.  Unless otherwise designated by the Trustees in the By-Laws or resolutions establishing a Series or Class, the purchase price, the method of determining the net asset value, and the relative liquidation, voting, dividend and other rights and preferences of holders of Shares of the Trust or any Series or Class shall be as set out in the Trust's Registration Statement on Form N-2 under the Securities Act of 1933 and/or the 1940 Act relating to the issuance of such Shares.  Except as otherwise provided with respect to a specific Series or Class, each Share of the Trust or any Series shall represent an equal beneficial interest in the net assets of the Trust or such Series.

Section 3.                      Investment in the Trust.  The Trustees shall accept investments in the Trust or any Series or Class from such persons and on such terms as they may from time to time authorize.  At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the Trust or that Series, as applicable, is authorized to invest, valued as provided in Article VI, Section 3.  Investments in the Trust or any Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in the Trust or any Series or Class, (b) issue fractional Shares, (c) determine the Net Asset Value per Share of the initial capital contribution or (d) authorize the issuance of Shares at a price other than Net Asset Value to the extent permitted by the 1940 Act or any rule, order or interpretation of the Commission thereunder.  The Trustees shall have the right to refuse to accept investments in the Trust or any Series at any time without any cause or reason therefor whatsoever.

Section 4.                      Transfer of Shares; Limitations on Ownership.  (a) Except as otherwise provided by the Trustees, Shares shall be transferable on the record books of the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Trustees or the Trust's transfer or similar agent of a duly executed instrument of transfer (together with a Share certificate if one is outstanding), and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees, including compliance with any securities laws and contractual restrictions as may reasonably be required. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the record books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for

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all purposes hereunder, and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee, or agent of the Trust, shall be affected by any notice of a proposed transfer.

           (b) Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable record books of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

           (c) Certain Acquisitions Prohibited

           (i) Restrictions on Certain Acquisitions of Securities. If a Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Securities or any securities convertible into or exchangeable for Securities, or any interest in any other Entity that directly, indirectly or constructively owns any Securities (any such purchase or acquisition being an "Acquisition"), in each case, whether of record, beneficially, by operation of law or otherwise (provided, however, that a transaction that is a pledge (and not an acquisition of tax ownership for U.S. federal income tax purposes) shall not be deemed an Acquisition but a foreclosure pursuant thereto shall be deemed to be an Acquisition), and such Acquisition shall cause such Person to become an owner of greater than 4.99 percent of the Securities within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder with respect to the Trust (a "Five Percent Shareholder") or increase the percentage of Securities owned by a Five Percent Shareholder, then such Person shall be a "Restricted Holder" and such Securities shall be "Excess Securities," and such Acquisition of Excess Securities shall not be permitted and such transfer of Excess Securities to the Restricted Holder shall be void ab initio except as authorized pursuant to this Article V, Section 4; provided, however, that for purposes of determining the existence and identity of, and the amount of Securities owned by, any Five Percent Shareholders or Restricted Holders, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the Exchange Act (or any similar schedules) as of any date and (b) the Trust's actual knowledge of the ownership of the Securities.

           (ii) Requests for Exceptions. The restrictions contained in this Article V, Section 4, are for the purpose of reducing the risk that any change in the ownership of Securities may jeopardize the preservation of the Trust's U.S. federal, state and local income tax attributes under Code Section 382 or equivalent provisions of state or local law (collectively, the "Tax Benefits"). In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to effect an Acquisition of Excess Securities, prior to the date of the proposed Acquisition, shall request in writing (a "Request") that the Board of Trustees review the proposed Acquisition of Excess Securities and authorize or not authorize the proposed Acquisition pursuant to this Subsection (c)(ii). A Request shall be mailed or delivered to the Secretary of the Trust at the Trust's principal place of business. Such Request shall be deemed to have been

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delivered only when actually received by the Secretary of the Trust. A Request shall include: (1) the name, address and telephone number of the Restricted Holder; (2) a description of the interest proposed to be acquired by the Restricted Holder; (3) the date on which the proposed Acquisition is expected to take place; (4) the name of the intended transferor of the interest to be acquired by the Restricted Holder; and (5) a Request that the Board of Trustees authorize, if appropriate, the Acquisition of Excess Securities pursuant to this Subsection (c)(ii) and inform the Restricted Holder of its determination regarding the proposed Acquisition. If a Restricted Holder duly submits a proper and complete Request to the Secretary of the Trust, at the next regularly scheduled meeting of the Board of Trustees following the tenth business day after receipt by the Secretary of the Trust of the Request, the Board of Trustees will act to determine whether to authorize the proposed Acquisition described in the Request, in accordance with this Subsection (c)(ii) and Article V, Section 4, Subsection (e). The Board of Trustees shall conclusively determine whether to authorize the proposed Acquisition, in its sole discretion and judgment, and shall cause the Restricted Holder making the Request to be informed of such determination as soon as practicable thereafter.

           (d) Effect of Unauthorized Acquisition. Any Acquisition of Excess Securities attempted or purported to be made in violation of this Article V, Section 4, shall be null and void ab initio to the fullest extent permitted by law. In the event of an attempted or purported Acquisition of Excess Securities by a Restricted Holder in violation of this Article V, Section 4, the Trust shall be deemed to be the agent for the transferor of the Excess Securities. The Trust shall be such agent for the limited purpose of consummating one or more sales of the Excess Securities (including over the New York Stock Exchange or other national securities exchange on which the Securities may be traded) to a Person or Persons who are not Restricted Holders (each, an "Eligible Transferee"), which may include, without limitation, the transferor. The record ownership of the Excess Securities shall remain in the name of the transferor until the Excess Securities have been sold by the Trust or its assignee, as agent, to an Eligible Transferee. Neither the Trust, as agent, nor any assignee of its agency hereunder, shall be deemed to be a Shareholder nor be entitled to any rights of a Shareholder, including, but not limited to, any right to vote the Excess Securities or to receive dividends or liquidating distributions in respect thereof, if any, but the Trust or its assignee shall only have the right to sell and transfer the Excess Securities on behalf of and as agent for the transferor to another Person or Entity; provided, however, that an Acquisition by such other Person or Entity does not violate the provisions of this Article V, Section 4. Until the Excess Securities are acquired by an Eligible Transferee, the rights to vote and to receive dividends and liquidating distributions with respect to the Excess Securities shall remain with the transferor. The intended transferee of the Excess Securities and the Restricted Holder with respect to any Excess Securities shall not be entitled to any rights of Shareholders, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to the Excess Securities. If the Restricted Holder has resold the Excess Securities, the Restricted Holder shall be deemed to have sold the Excess Securities for the Trust in its capacity as agent, and shall be required to transfer to the Trust in its capacity as agent any proceeds of such sale and any dividends or liquidating distributions received in respect of such Excess Securities.  In the event of a permitted sale and transfer, whether by the Trust or its assignee, as agent, the proceeds of such sale shall be applied first, to reimburse the Trust or its assignee for any expenses incurred by the Trust acting in its role as the agent for the sale of the Excess Securities, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended

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transferee for such shares, and the remainder, if any, to one or more organizations qualifying under Section 501(c)(3) of the Code selected by the Board of Trustees.

           (e) Authorization of Acquisition of Securities by a Restricted Holder. The Board of Trustees may authorize an Acquisition of Excess Securities by a Restricted Holder, if, in its sole discretion and judgment it determines that the Acquisition is in the best interests of the Trust and its Shareholders. In deciding whether to approve any proposed Acquisition of Excess Securities by a Restricted Holder, the Board of Trustees may seek the advice of counsel (including with respect to the Trust's preservation of the Tax Benefits) and may request all relevant information from the Restricted Holder with respect to all Securities directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Trustees pursuant to Article V, Section 4, to effect an Acquisition of Excess Securities shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust's reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.

           (f) Certain Indirect Prohibited Acquisitions. In the event any Acquisition which does not involve a transfer of Securities within the meaning of Delaware law but which would cause a Five Percent Shareholder to violate a restriction of this Article V, Section 4, the application of subsections (c) and (d) shall be modified as described in this subsection (f).  In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five-Percent Shareholder, following such disposition, not to be in violation of this Article V, Section 4. Such disposition shall be deemed to occur simultaneously with the Acquisition giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of by the Trust acting as agent as provided in subsection (d), except that the maximum aggregate amount payable either to such Five-Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Acquisition. All expenses incurred by the Trust in disposing of such Excess Securities shall be paid out of any amounts due such Five-Percent Shareholder or such other Person. The purpose of this subsection (f) is to extend the provisions of subsection (d) to situations in which there is an Acquisition of Excess Securities without a direct transfer of Securities, and this subsection (f), along with the other provisions contained in this Article V, Section 4, shall be interpreted to produce the same results, with differences as the context requires, as in the case of a direct transfer of Securities.

           (g) Prompt Enforcement; Further Actions. After obtaining actual knowledge of an Acquisition of Excess Securities by a Restricted Holder, the Trust shall demand the surrender of, or cause to be surrendered, to it, the Excess Securities, or any proceeds received upon a sale of the Excess Securities, and any dividends or other distributions made with respect to the Excess Securities. If such surrender is not made within 30 business days from the date of such demand, the

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Trust may institute legal proceedings to compel such transfer; provided, however, that nothing in this Subsection (g) shall: (i) be deemed inconsistent with the Acquisition of the Excess Securities being deemed null and void pursuant to subsection (d) hereof; (ii) preclude the Trust in its discretion from immediately bringing legal proceedings without a prior demand; or (iii) cause any failure of the Trust to act within the time periods set forth in this subsection (g) to constitute a waiver or loss of any right of the Trust under this Article V, Section 4.

           (h) Damages. Any Restricted Holder who knowingly violates the provisions of this Article V, Section 4, and any Persons controlling, controlled by or under common control with such a Restricted Holder, shall be jointly and severally liable to the Trust for, and shall indemnify and hold the Trust harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Trust's ability to utilize its Tax Benefits, and attorneys' and auditors' fees incurred in connection with such violation.

           (i) Conditions to Acquisition; Responsibilities of Transfer Agent. The Trust may require, as a condition to the registration of the Acquisition of any Securities or the payment of any distribution on any of its Securities, that the intended transferee or payee furnish to the Trust all information reasonably requested by the Trust with respect to all the direct or indirect ownership interests in such Securities. The Trust may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Trustees to be necessary or advisable to implement this Article V, Section 4, including, without limitation, instructing the transfer agent not to register any Acquisition of Securities on the Trust's record books if the transfer agent has knowledge that such Acquisition would be prohibited by this Article V, Section 4, and/or authorizing such transfer agent to require an affidavit from an intended transferee regarding such Person's actual and constructive ownership of Securities and other evidence that an Acquisition will not be prohibited by this Article V, Section 4, as a condition to registering any Acquisition.

           (j) Authority of Board of Trustees to Interpret. Nothing contained in this Article V, Section 4, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Trust and to preserve the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law or other event or situation making one or more of the following actions necessary or desirable, the Board of Trustees may, by adopting a written resolution and without Shareholder approval, modify or interpret the definitions of any terms or conditions set forth in this Article V, Section 4 as appropriate to prevent an ownership change for purposes of Section 382 of the Code; provided, however, that the Board of Trustees shall not cause there to be such modification or interpretation unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of legal and/or tax counsel to the Trust. The Trust and the members of the Board of Trustees shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the President, a Secretary, Treasurer, other officers of the Trust, the Person or Persons performing the functions of such officers, or of the Trust's legal counsel, independent auditors, transfer agent, or

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other employees or agents in making the determinations and findings contemplated by this Article V, Section 4, and the members of the Board of Trustees shall not be responsible for any good faith errors made in connection therewith.

           (k) NYSE Transactions. Nothing in this Article V, Section 4 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article V, Section 4 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article V, Section 4.

           (l) Severability. If any part of the provisions of this Article V, Section 4, are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the provisions of this Article V, Section 4, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the Trust to utilize to the greatest extent possible the Tax Benefit.

           (m) Expiration. Each provision of this Article V, Section 4, shall apply until such time as the Board of Trustees determines in its sole discretion that such provision is no longer necessary for the preservation of the Trust's Tax Benefits or otherwise necessary or advisable.

           (n) Legend on Certificates.  All certificates evidencing ownership of Securities that are subject to the restrictions on transfer contained in the Article V, Section 4 shall bear a conspicuous legend referencing the restrictions set forth in this Article V, Section 4.

Section 5.                      ~~Section 4.~~ Assets and Liabilities of Series.  All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the assets of every other Series and are referred to as "assets belonging to" that Series.  The assets belonging to a Series shall belong only to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series.  Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable.  Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series.  Separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held and accounted for separately from the assets held with respect to all other Series and from any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any

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particular Series that are not allocated to such Series by the Trustees in accordance with this Section ~~4.~~5.  The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series.  The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class.  Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable.  Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of any other Series or against the assets of the Trust generally, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series.  Notice of this contractual limitation on liabilities among Series has been set out in the Certificate, and upon the giving of such notice in the Certificate, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting out such notice in the Certificate) became applicable to the Trust and each Series.  Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series.  No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

~~Section 5.                      Ownership and Transfer of Shares.  The Trust or a transfer or similar agent for the Trust shall maintain a register containing the names and addresses of the Shareholders of the Trust and/or of each Series and Class thereof, the number of Shares of the Trust and/or each Series and Class held by such Shareholders, and a record of all Share transfers.  The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time.  The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use.  The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates.  Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence or the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees.  Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust.  Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.~~

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Section 6.                      Status of Shares; Limitation of Shareholder Liability.  Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Declaration.  Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Declaration and to have become a party hereto.  No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series.  The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust.  Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners.  Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder.  Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.  Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate Series or all Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

Section 7.                      Other Securities.  The Trustees may authorize and issue such other securities of the Trust other than Shares as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities.  To the extent that the Trustees authorized and issue preferred shares of the Trust or any Class or Series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders.  Any such supplement or amendment shall be filed as is necessary.  The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

ARTICLE VI

DISTRIBUTIONS AND REDEMPTIONS

Section 1.                      Distributions.  The Trustees or a committee of one or more Trustees may declare and pay dividends and other distributions, including dividends on Shares of a particular Series and other distributions from the assets belonging to that Series.  No dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series (or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.  The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such

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determination and allocation shall be conclusive and binding upon the Shareholders.  The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees.  Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine.  Except as provided with respect to a particular Class in the By-Laws or the resolutions establishing such Class, all dividends and other distributions on Shares of the Trust or a particular Series shall be distributed pro rata to the Shareholders of the Trust or that Series in proportion to the number of Shares of the Trust or that Series they held on the record date established for such payment.  The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

Section 2.                      Redemptions.  Except as provided with respect to a particular Class in the By-Laws or the resolutions establishing such Class, Shares of the Trust or any Series will not be redeemed or repurchased by the Trust, except as the Trustees shall determine from time to time and the Trust shall be under no obligation to redeem or repurchase Shares.  The Trustees may specify conditions, prices, and places of redemption, may specify binding requirements for the proper form or forms of requests for redemption and may specify the amount of any redemption fee to be withheld from redemption proceeds.  Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash.  Upon redemption, Shares may be reissued from time to time.  The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a Shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him.  To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class or any governmental authority.  Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require the Trust or any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

Section 3.                      Determination of Net Asset Value.  The Trustees shall cause the Net Asset Value of Shares of the Trust or, as applicable, each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations.  The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose.  The Net Asset Value of Shares shall be determined for the Trust or, as applicable, separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of trading on the New York Stock Exchange on the last day of each week.

Section 4.                      Suspension of Right of Redemption.  If, as referred to in Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension.  Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension.  If the right of redemption is suspended, a Shareholder may withdraw his request for redemption.

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ARTICLE VII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 1.                      Voting Powers.  Subject to the voting rights established with respect to a particular Class in the By-Laws or the resolutions establishing such Class, the Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Section 2 of this Article; (b) the removal of Trustees as provided in Article II, Section 5(a); (c) any investment advisory or management contract to the extent required by the 1940 Act; (d) the amendment of this Declaration to the extent and as provided in Article X, Section 10; (e) the conversion of the Trust to an open-end investment company to the extent provided in Article IX, Section 5; (f) the reorganization of the Trust to the extent provided in Article IX, Section 6; (g) to approve a transaction subject to Article IX, Section 7, and (h) such additional matters relating to the Trust as may be required by the 1940 Act or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

In the event there are any Outstanding Shares of any Series or Classes, on any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except (a) as provided with respect to a particular Class in the By-Laws or the resolutions establishing such Class, (b) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class, and (c) when the Trustees have determined that the matter affects the interests of more than one Series or Class, then the Shareholders of all such Series or Classes shall be entitled to vote thereon.  As determined by the Trustees without the vote or consent of Shareholders and except as provided with respect to a particular Class in the By-Laws or the resolutions establishing such Class, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per Share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.  Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall, be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy or in any manner provided for in the By-Laws.  The By-Laws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy.  Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration or the By-Laws.  Meetings of Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

Section 2.                      Quorum; Required Vote.  One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by

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proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series or Class, or with respect to the entire Trust, respectively.  Any lesser number shall be sufficient for adjournments.  Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice.  Except when a larger vote is required by the 1940 Act, this Declaration or the By-Laws, a majority of the Shares voting at a Shareholders' meeting in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Shares shall elect a Trustee; provided, that if this Declaration or applicable law permits or requires that Shares be voted on any matter by individual Series or Classes, then a majority of the Shares of that Series or Class (or, if required by law, a majority of the Shares outstanding and entitled to vote of that Series or Class) voting at a Shareholders' meeting in person or by proxy on the matter shall decide that matter insofar as that Series or Class is concerned.

Section 3.                      Record Dates.  For the purpose of determining the Shareholders of the Trust or any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of the Trust or such Series (or Class) having the right to receive such dividend or distribution.  Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for the Trust or one or more Series (or Classes) any time prior to the payment of a distribution.  Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

Section 4.                      Additional Provisions.  The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

ARTICLE VIII

EXPENSES OF THE TRUST AND SERIES

Section 1.                      Payment of Expenses by the Trust.  Subject to Article V, Section ~~4,~~5, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the assets belonging to the Trust or, as applicable, all Series or the particular Series, for their expenses (or the expenses of a Class) and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and each Series (if any) and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series (if any), statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for

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such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust.  The Trustees shall have a lien on the assets belonging to the Trust or, as applicable, the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities.

Section 2.                      Payment of Expenses by Shareholders.  The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

ARTICLE IX

MISCELLANEOUS

Section 1.                      Trust Not a Partnership.  This Declaration creates a trust and not a partnership.  No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder.

Section 2.                      Trustee Action.  The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested.  Subject to the provisions of Article IV, the Trustees shall not be liable for errors of judgment or mistakes of fact or law.

Section 3.                      Shareholder Meeting Record Dates.  The Trustees may fix in advance a date up to ninety (90) days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

Section 4.                      Termination of the Trust.

(a)           This Trust shall have perpetual existence subject to the provisions of this Section 4.

(b)           The Trust or any Series or Class thereof may be dissolved and terminated by the affirmative vote of not less than three-quarters of the Trustees then in office by written notice to the Shareholders.

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(c)           In connection with subsection (b) or to the extent appropriate in connection with a reorganization as provided in Article IX, Section 6, upon making reasonable provision for the payment of all known liabilities of the Trust or, as applicable, all Series or any affected Series or Classes, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or, as applicable, all Series or any affected Series or Classes; however, the payment to any particular Class may be reduced by any fees, expenses or charges allocated to that Class.

(d)           Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (c) above, the Trust or affected Series or Classes shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged.  Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

Section 5.                      Conversion to an Open-End Investment Company.  Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, a favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than three-quarters of the Shares of the Trust or, as applicable, each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to this Declaration that makes the Shares a "redeemable security" as that term is defined in the 1940 Act, unless such amendment has been approved by three-quarters of the Trustees, in which case approval by a vote of a majority of the Shares outstanding and entitled to vote shall be required.  Upon the adoption of a proposal to convert the Trust from a "closed-end company" to an "open-end company" as those terms are defined by the 1940 Act and the necessary amendments to this Declaration to permit such a conversion of the Trust's outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an "open-end" investment company.  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

Section 6.                      Reorganization.

(a)           Except as provided in clause (b) of this Section 6 or in Section 7 of this Article IX, subject to the affirmative vote of not less than three-quarters of the Outstanding Shares entitled to vote of the Trust or any affected Series, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its good will, upon such terms and conditions and for such consideration when and as authorized by a majority of the Trustees; provided however, if at least three-quarters of the Trustees then in office have approved such transaction, then the actions may be approved by the affirmative vote of a majority of the Outstanding Shares entitled to vote of the Trust or the affected Series.

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(b)           Notwithstanding anything else herein, to change the Trust's form or place of organization the Trustees may, without Shareholder approval unless such approval is required by applicable law, (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or any other corporation, association, trust or other organization, or a series thereof, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iii) cause the Trust to incorporate, organize or form under the laws of Delaware or any other U.S. jurisdiction.  Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(c)           Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees, and if applicable, Shareholders in accordance with this Section 6 may effect any amendment to the Declaration or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

(d)           The Trustees may create one or more statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

Section 7.                      Certain Transactions.

(a)           Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote or consent of holders of not less than three-quarters of the Shares of the Trust or, as applicable, each affected class or series outstanding, votes voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction.  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

(b)           The term "Principal Shareholder" shall mean any corporation, Person or other ~~e~~Entity which is the beneficial owner, directly or indirectly, of five percent (5%) or more of the outstanding Shares of the Trust or, as applicable, any class or series and shall include any affiliate or associates, as such terms are defined in clause (ii) below, of a Principal Shareholder.  For the purpose of this Section, in addition to the Shares which a corporation, Person or other ~~e~~Entity beneficially owns directly, (a) any corporation, Person or other ~~e~~Entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding Share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above, by any other corporation, Person or

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~~e~~Entity with which its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, of which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the ~~Securities~~ Exchange Act ~~of 1934,~~, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c)           This Section shall apply to the following transactions:

(i)           The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

(ii)           The issuance of any securities of the Trust to any Principal Shareholder (other than pursuant to any automatic dividend reinvestment plan).

(iii)           The sale, lease or exchange by the Trust or any subsidiary thereof, of any assets to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.)

(iv)           The sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(d)           The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if three-quarters of the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by the vote of a majority of the Shares outstanding and entitled to vote shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any ~~e~~Entity of which a majority of the outstanding Shares of all classes and series of a stock normally entitled to vote in elections of directors is owner of record or beneficially by the Trust and its subsidiaries.

(e)           The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust whether (i) a corporation, ~~p~~Person or ~~e~~Entity beneficially owns five percent (5%) or more of the outstanding Shares of the Trust or, as applicable, any class or series, (ii) a corporation, ~~p~~Person or ~~e~~Entity is an "affiliate" or

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"associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby.  Any such determination shall be conclusive and binding for all purposes of this Section.

Section 8.                      Declaration of Trust.  The original or a copy of this Declaration of Trust and of each amendment hereto or Declaration of Trust supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder.  Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any such amendments or supplements and as to any matters in connection with the Trust.  The masculine gender herein shall include the feminine and neuter genders.  Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust.  This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

Section 9.                      Applicable Law.  This Declaration and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set out or referenced in this Declaration.  The Trust shall be of the type commonly called a Delaware statutory trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law.  The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 10.                      Amendments.

(a)           The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in Article VII, Section 1, (b) to this Section 10, (c) required to be approved by Shareholders by the 1940 Act

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or by the Trust's registration statement(s) filed with the Commission or any State, and (d) submitted to them by the Trustees in their discretion.  Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series or Class shall be authorized by vote of the Shareholders of such Series or such Class and no vote shall be required of Shareholders of a Series or Class not affected.  Notwithstanding anything else herein, any amendment to Article IV which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon and no such amendment shall effect the right to indemnification of any person who is no longer a Trustee, Officer or employee or agent at the time of such amendment or of any person with respect to any act or omission taken or omitted prior to the adoption or enactment of such amendment or repeal.

(b)           The Trustees may not amend this Declaration of Trust to eliminate the rights of Shareholders of the Trust or of any Class or Series as set out in this Section 10(b) to vote on any amendment of this Declaration of Trust or the By-Laws or alter or amend the percentage of voting Shares required to approve any amendment or action which requires a specific Shareholder vote under this Declaration of Trust or the By-Laws unless an equivalent vote has authorized such an amendment of the Declaration of Trust or By-Laws.  Any amendment which adversely affects the holders of one or more Classes or Series of Shares shall require a vote of the Shareholders holding a majority of the Shares of each Class or Series so adversely affected and entitled to vote thereon and no vote of Shareholders of any Class or Series not so adversely affected shall be required, except that any amendment of any provision of Article IX, Sections 5, 6 or 7 shall require the vote of the Shareholders holding three-quarters of the Shares of each Class and Series entitled to vote thereon, regardless of the percentage of Trustees recommending such amendment.

Section 11.                      Derivative Actions.  In addition to the requirements set out in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)           The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed.  For purposes of this Section 11(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as that term is defined in the Delaware Act).

(b)           Unless a demand is not required under paragraph (a) of this Section 11, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the Outstanding Shares of the Trust, or 10% of the Outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

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(c)           Unless a demand is not required under paragraph (a) of this Section 11, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim.  The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

For purposes of this Section 11, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are independent trustees.

Section 12.                      Fiscal Year.  The fiscal year of the Trust shall end on a specified date as set out in the By-Laws.  The Trustees may change the fiscal year of the Trust without Shareholder approval.

Section 13.                      Severability.  The provisions of this Declaration are severable.  If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.  If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Declaration.

{ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. }

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IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Agreement and Declaration of Trust as of the date first written above.

Jerry V. Swank as Trustee and not individually

Ronald P. Trout as Trustee and not individually

Edward N. McMillan as Trustee and not individually

Brian R. Bruce as Trustee and not individually

APPENDIX C

AUDIT COMMITTEE CHARTER

I.	PURPOSE

The purpose of the Audit Committee (the "Committee") of the Board of Trustees (the "Board") of each of the Cushing Funds listed in Appendix A (each, a "Fund") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Fund. This includes, without limitation, assisting the Board's oversight of:

A.	the integrity of the Fund's financial statements;
B.	the Fund's compliance with legal and regulatory requirements;
C.	the Fund's independent registered public accounting firm's qualifications and independence; and
D.	the performance of the Fund's independent registered public accounting firm and the Fund's internal audit function (whether performed by the Fund or a third party service provider).

The Committee may act as a liaison between the Fund's independent registered public accounting firm and the Board. The Committee may meet out of the presence of management, including with the Fund's independent registered public accounting firm. The Committee will report regularly to the Board and will also prepare the report required by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement.

II.	MEMBERSHIP

The Committee will consist of at least three (3) members, each of whom will not be an "interested person" of the Fund as defined in the Investment Company Act of 1940, nor shall any member of the Committee receive any consulting, advisory or other compensation from the Fund except compensation for service as a member of the Board or a committee thereof.

Members of the Committee must be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have accounting or related financial management expertise, as the Fund's Board interprets such qualification in its business judgment, which may be assumed if such member meets the definition of "audit committee financial expert" set out in Item 407(d)(5)(ii) of Regulation S-K. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Fund or an outside consultant.

Committee members will be appointed by the Board and may be removed by the Board at any time. Each Committee member will serve until a successor to such member is duly elected and qualified or until such member's resignation or removal from the Board or the Committee. The Board will designate the Chairman of the Committee.

III.	MEETINGS AND PROCEDURES

The Committee will meet twice annually or more frequently as the Committee or the Board may determine. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer of the Fund in separate sessions to discuss any matters that the Committee or the chief executive officer believe should be discussed privately.

The presence in person or by telephone of a majority of the Committee's members will constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of the members present at a meeting of the Committee at which a quorum is present or a unanimous written consent.

The Committee will maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee at such meeting or by such written consent. A copy of the minutes of each meeting and each written consent will be placed in the Fund's minute book.

Unless restricted by any applicable rule, regulation or statute, the Committee may delegate its authority to subcommittees or to the Chairman of the Committee when it deems appropriate and in the best interests of the Fund, so long as decisions of any such subcommittee to grant pre-approvals of audit and permitted non-audit services will be presented to the full Committee at its next scheduled meeting and presented to the full Board at its next meeting.

IV.	RESPONSIBILITIES, DUTIES AND AUTHORITY

In addition to any other responsibilities that may be assigned from time to time by the Board, the Committee will, and has the authority to:

A.	Documents/Reports Review
	1.	Review and reassess the adequacy of this charter periodically as conditions dictate, but at least annually, and recommend any proposed changes to the Board.
2.
Meet to review and discuss the Fund's annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing the company's specific disclosures under "Management's Discussion of Fund Performance," and based on review and discussions with management and the independent registered accounting firm, recommend to the Board that the audited financial statements be included in the Fund's annual report to shareholders as set forth in Item 407(d)(3)(i)(D) of Regulation S-K.

	3.	Discuss the Fund's earnings press releases and financial information provided to analysts and rating agencies.
	4.	Review with management processes relating to the public disclosure of financial information.
	5.	Review and discuss with management the Fund's internal disclosure controls and procedures and internal control over financial reporting.
6.
Review and discuss with management and the independent registered public accounting firm any major issues as to the adequacy of the Fund's internal controls, any special steps adopted in light of significant deficiencies and material weaknesses, if any, and the adequacy of disclosures about changes in internal control over financial reporting.

	7.	Review and discuss with management and the independent registered public accounting firm the Fund's internal control report.
8.
Discuss policies with respect to risk assessment and risk management, including discussing the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures.

	9.	Report regularly to the Board.
B.	Independent Accountants
1.
Make the selection of the independent registered public accounting firm, considering independence and effectiveness of the independent registered public accounting firm. On an annual basis, the Committee should (a) obtain and review a report by the independent registered public accounting firm describing: the independent registered public accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues and (b) review and discuss with the accountants all significant relationships with the Fund to assess the independent registered public accounting firm's independence, and more frequently, if appropriate, to discuss any disclosed relationships or services that may impact the objectivity and independence of the auditor. The Committee must take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor. The Committee should also ensure its receipt from the independent registered public accounting film of a formal written statement delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board Standard 1.

2.
Be responsible for the compensation, retention, termination and oversight of the work of the independent registered public accounting firm engaged (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Such independent registered public accounting firm will report directly to the Committee.

	3.	Review the Fund's relationship with the independent registered public accounting firm and communicate to the Board any related recommendations the Committee may have.
4.
Review and pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms) to be performed for the Fund by its independent registered public accounting firm, subject to the de minimis exception for non-audit services that are approved by the Committee prior to completion of the audit.

	5.	Review with the independent registered public accounting firm for the Fund the audit report provided by the Fund's independent registered public accounting firm, which should include:
(a) all critical accounting policies and practices to be used;
(b)
all alternative treatments within generally accepted accounting principles ("GAAP") for policies and practices related to material items that have been discussed with management of the Fund, including the ramifications of using the alternative treatments and the treatment preferred by the independent registered public accounting firm; and

(c) other significant written communications between the independent registered public accounting film and management such as any management letter or schedule of unadjusted differences.
6.
Ensure that the lead (or concurring) audit partner serves in that capacity with respect to the Fund for no more than five consecutive years. Ensure that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Fund's audits.

	7.	Set policies for the Fund's hiring of employees or former employees of the independent registered public accounting firm.
C.	Process Improvement
1.
Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and management's response.

	2.	Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.
D.	Complaints
	1.	Establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters.

2.
Establish procedures for the confidential, anonymous submission by employees of the Fund, the investment adviser, the administrator, or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters and periodically review with the Chief Compliance Officer a summary of the disposition of any such submissions.

E.	Engage Advisers
	1.	Engage independent counsel and other advisers, as the Committee deems necessary to carry out its duties.
F.	Funding
	1.	Determine the appropriate funding needed by the Committee for payment of:
		(a)	compensation to any independent registered public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;
		(b)	compensation to any independent counsel and other advisers employed by the Committee as it deems necessary to carry out its duties; and
		(c)	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
G.	Other
	1.	Review, evaluate and reassess the performance of the Committee annually and discuss such annual performance evaluation with the Board.
2.
Meet separately and periodically, with the management of the Fund, the internal auditors (or other personnel responsible for internal audit function) and the independent registered public accounting firm.

3.
Do every other act incidental to, arising out of or in connection with, the authority granted to the Committee or the carrying out of the Committee's duties and responsibilities under this Charter and the Code of Conduct.

V.	LIMITATION OF COMMITTEE'S ROLE

       While the Committee has the authority, powers, and responsibilities set out in this charter, it is not the duty of the Committee to (i) plan or conduct audits, (ii) determine that the Fund's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable legal, accounting, and other requirements and (iii) determine that the Fund's disclosure controls and procedures and internal controls over financial reporting are effective. These are the responsibilities of the Fund's management and the independent registered public accounting firm.

Appendix A to the
Audit Committee Charter

Fund:	Date of Adoption of Charter:
The Cushing MLP Total Return Fund	Adopted August 16, 2007
Revised August 3, 2010

Cushing MLP Funds Trust	Adopted August 3, 2010

APPENDIX D

NOMINATING, CORPORATE GOVERNANCE AND
COMPENSATION COMMITTEE CHARTER

I.	PURPOSE

The purpose of the Nominating, Corporate Governance and Compensation Committee (the "Committee") of the Board of Trustees (the "Board") of each of the Cushing Funds listed in Appendix A (each, a "Fund") is to:

•	provide support for the governance role of the Board by reviewing and making recommendations on the composition of the Board;
•
periodically assess the functioning of the Board and its committees, develop and recommend to the Board of Trustees a set of corporate governance principles applicable to the Fund, and make recommendations to the Board regarding corporate governance matters and practices;

•
oversee the Fund's compensation policies generally and make recommendations to the Board with respect to incentive compensation and equity-based plans (if any) of the Fund that are subject to Board approval;

•	evaluate executive officer performance;
•	prepare any report on executive officer compensation that the Securities and Exchange Commission rules require to be included in the Fund's annual proxy statement or annual report; and
•
review and make recommendations to the Board with respect to (i) any compensation to be paid by the Fund to the Fund's Chief Compliance Officer ("CCO") and (ii) the compensation to be paid by the Fund to the Independent Trustees.

II.	MEMBERSHIP

The Committee will consist solely of independent trustees of the Fund who meet the applicable New York Stock Exchange independence requirements and each of whom will not be an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

Committee members will be appointed by the Board and may be removed by the Board at any time. Each Committee member will serve until a successor to such member is duly elected and qualified or until such member's resignation or removal from the Board or the Committee. The Board will designate the Chairman of the Committee.

III.	MEETINGS AND PROCEDURES

The Committee will hold such regular meetings as may be necessary or advisable, but no less frequently than twice annually. The Chairman of the Committee, in consultation with the other Committee members, will determine the frequency and length of the Committee meetings and will set meeting agendas consistent with this charter. No executive officer should attend that portion of any meeting where such executive's performance or compensation is discussed, unless specifically invited by the Committee. Any or all of the Independent Trustees may attend portions of meetings where Independent Trustee compensation is discussed.

The presence in person or by telephone of a majority of the Committee's members will constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present or a unanimous written consent.

The Committee will maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or-taken by the Committee at such meeting or by such written consent. A copy of the minutes of each meeting and each written consent will be placed in the Fund's minute book.

Unless restricted by any applicable rule, regulation or statute, the Committee may delegate its authority to subcommittees or to the Chairman of the Committee when it deems appropriate and in the best interests of the Fund.

IV.	RESPONSIBILITIES, DUTIES AND AUTHORITY

In addition to any other responsibilities which may be assigned from time to time by the Board, the Committee will, and has the authority to undertake the following:

Board Composition, Committee Functions, Nominations and Shareholder Proposals

•
Evaluate the current composition and organization of the Board and its committees in light of requirements established by any regulatory body or any statute, rule or regulation which the Committee deems relevant, including the relevant independence requirements applying to the Board and committees of the Board, and make recommendations regarding the foregoing to the Board for approval.

•
Review the composition and size of the Board and its committees in order to ensure that the Board and its committees are comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a trustee of the Fund and as a member of the relevant committee, as determined by the Committee.

•
Conduct an annual evaluation of the Board and each committee (including this Committee) to determine whether each of them is functioning effectively, and submit a report to the full Board at the end of the review.

•	Request that any candidate for legal counsel to the Independent Trustees provide a memorandum or make a presentation to the Independent Trustees as to its independence.
•	Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members.
•	Make recommendations to the Board regarding the elections to the Board and a committee.
•
Evaluate and, if deemed necessary, recommend the termination of Board or committee membership of any trustee in accordance with the Code of Ethics for Principal Executives and Senior Financial Officer of the Fund (the "Code of Conduct") or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

•	Recommend to the Board the designation of the Chairman of each of the committees of the Board.
•	Identify, evaluate and approve a slate of nominees for election to the Board and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.
•
Review all shareholder proposals submitted to the Fund (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission and recommend to the Board appropriate action on each such proposal.

•	Have the sole authority to retain and terminate any search firm to be used to identify trustee candidates, and will have the sole authority to approve the search firm's fees and other retention terms.
•	Develop, implement, review and monitor a continuing education program for members of the Board, to the extent required by any regulatory body or otherwise deemed advisable by the Committee.
•
Review and assess the adequacy of the Fund's Declaration of Trust and By-Laws and the charters of any committee of the Board (the "Governing Documents") periodically in order to ensure compliance with any principles of corporate governance developed by the Committee and recommend to the Board any necessary modifications to the Governing Documents.

•
Periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board. Any member of the Committee may submit proposed charter amendments to the Board. The Board will circulate any proposed charter amendment to members of the Committee upon receipt.

Compensation Policies
•	Review and make recommendations to the Board in respect of any incentive compensation and equity-based plans of the Fund that are subject to Board approval.
•
Review and approve the compensation, if any, payable by the Fund to the CCO and each of the Fund's other executive officers. Generally, the only officer of the Fund anticipated to receive any compensation from the Fund will be the CCO. In so reviewing and approving CCO or other executive officer compensation, the Committee may, among other things:

	o	identify corporate goals and objectives relevant to executive officer compensation;
o
evaluate the CCO's and each other executive officer's performance in light of such goals and objectives and set each such officer's compensation based on this evaluation and such other factors as the Committee deems appropriate and in the best interests of the Fund (including the cost to the Fund of such compensation); and

o
determine the incentive component, if any, of the CCO and each other executive officer's compensation based on awards given to such executive officer in past years, the Fund's compliance record and such other factors as the Committee deems appropriate and in the best interests of the Fund (including the cost to the Fund of such compensation).

Independent Trustee Compensation
•

Review and approve the compensation payable by the Fund to each of the Fund's Independent Trustees, which compensation may include an annual retainer, per meeting fees (in person or telephonic), per-committee meeting fees, fees for serving as the Board's or a committee's Chairman, and/or such other basis as the Committee may determine in its business judgment. Payments of compensation to the Independent Trustees will be made at such times and with such frequency as the Committee may determine. The Fund will reimburse each Independent Trustee for any out-of-pocket expenses, including travel and/or lodging expenses reasonably incurred.

Disclosure
•	Prepare the report on executive officer compensation that the Securities and Exchange Commission rules require to be included in the Fund's annual proxy statement.
Reporting to the Board
•	Evaluate, at least annually, its own performance and report to the Board on such evaluation.

Appendix A to the
Nominating, Corporate Governance and
Compensation Committee Charter

Fund:	Date of Adoption of Charter:
The Cushing MLP Total Return Fund	Adopted August 16, 2007
Revised August 3, 2010

Cushing MLP Funds Trust	Adopted August 3, 2010

Proxy – THE CUSHING MLP TOTAL RETURN FUND

THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV) 8117 Preston Road, Suite 440 Dallas, Texas 75225

The undersigned hereby appoints Daniel L. Spears, John Alban, Barry Greenberg and Jerry V. Swank as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of The Cushing MLP Total Return Fund (the "Fund") held of record on April    , 2011 by the undersigned at the Annual Meeting of Shareholders to be held on May 12, 2011 and all adjournments thereof.

Shares represented by this proxy will be voted as directed.

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE TRUSTEE AND "FOR" THE AMENDMENT TO THE DECLARATION AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES  HEREIN.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting.

THE CUSHING MLP TOTAL RETURN FUND
C123456789

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TRUSTEE.

1.	Election of the Trustee:	For	Withhold		+

	01 – Brian R. Bruce	☐	☐
2.	Amendment to the Declaration of Trust:	For	Against	Abstain

		☐	☐	☐

3.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

B Non-Voting Items
Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

■	C 1234567890 J N T 1 U P X 0 1 7 0 1 4 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

      <STOCK#>         00VB8F